DERIVATIVE INSTRUMENTS	12 Months Ended
Dec. 31, 2011
DERIVATIVE INSTRUMENTS [Abstract]
DERIVATIVE INSTRUMENTS
NOTE 5:-	DERIVATIVE INSTRUMENTS

The Company enters into hedge transactions with a major financial institution, using derivative instruments, primarily forward contracts and options to purchase and sell foreign currencies, in order to reduce the net currency exposure associated with anticipated expenses (primarily salaries and related expenses) in currencies other than U.S. dollar, and forecasted revenues denominated in Euro. The net  losses recognized in "financial and other expenses, net" during the years ended December 31, 2011, 2010 and 2009 were $ 230, $ 471 and $ 52, respectively.

The Company currently hedges such future exposures for a maximum period of one year. However, the Company may choose not to hedge certain foreign currency exchange exposures for a variety of reasons, including but not limited to immateriality, accounting considerations and the prohibitive economic cost of hedging particular exposures. There can be no assurance the hedges will offset more than a portion of the financial impact resulting from movements in foreign currency exchange rates.

The Company records all derivatives on the consolidated balance sheets at fair value in accordance with ASC No. 820 at level 2. The effective portions of cash flow hedges are recorded in other comprehensive income until the hedged item is recognized in earnings. The ineffective portions of cash flow hedges are adjusted to fair value through earnings in financial other income or expense. The Company does not enter into derivative transactions for trading purposes.

The Company had a net unrealized gain (loss) associated with cash flow hedges of $ (855) and $ 457 recorded in other comprehensive income (loss) as of December 31, 2011 and 2010, respectively.

As of December 31, 2011 and 2010, the Company had outstanding forward contracts in the amount of $ 11,478 and $ 13,868, respectively.

As of December 31, 2011 and 2010, the Company had outstanding foreign exchange option contracts in the amount of $ 1,747 and $ 6,411, respectively.

The fair value of the open foreign exchange contracts recorded by the Company on its consolidated balance sheets as of December 31, 2011 and 2010, as an asset is as follows:

Foreign exchange forward and		December 31,
options contracts	Balance sheet	2011	2010

Fair value of foreign exchange option contracts	Other receivables and prepaid expenses	$25	$167

Fair value of foreign exchange forward contracts, net	Other receivables and prepaid expenses (Other payables and accrued expenses)	(880)	290

Total derivatives designated as hedging instrument		$(855)	$457

Total derivatives not designated as hedging instrument, net	Other receivables and prepaid expenses (Other payables and accrued expenses)	$217	$(45)

Gain or loss on the derivative instruments, which partially offset the foreign currency impact from the underlying exposures, reclassified from other comprehensive income  to operating expenses for the years ended December 31, 2011 and 2010 were $ 643 and $ 841, respectively. The ineffective portion of the change in fair value of a cash flow hedge for the year ended December 31, 2011, was not material.

Non-designated hedges:

The Company also uses foreign currency forward contracts to mitigate variability in gains and losses generated from the re-measurement of certain monetary assets and liabilities denominated in foreign currencies. These derivatives do not qualify for special hedge accounting treatment. These derivatives are carried at fair value with changes recorded in financing and other income (expense),net. Changes in the fair value of these derivatives are largely offset by re-measurement of the underlying assets and liabilities. Cash flows from such derivatives are classified as operating activities. The derivatives have maturities of approximately twelve months.